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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2014

Allegiant Travel Company
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8360 S. Durango Drive, Las Vegas, NV 89113
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (702) 851-7300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Section 7    Regulation FD

Item 7.01    Regulation FD.

        In a preliminary prospectus supplement dated June 14, 2014 (the "Preliminary Prospectus Supplement") filed with the Securities and Exchange Commission (the "SEC") on June 16, 2014 and distributed to prospective investors on June 16, 2014 in connection with a proposed public offering of senior notes, Allegiant Travel Company (the "Company") disclosed certain information that supplements or updates certain prior disclosures of the Company. Pursuant to Regulation FD, the Company is furnishing herewith such information, excerpted from the Preliminary Prospectus Supplement, as Exhibit 99.1 to this Form 8-K.

        The information in Sections 7 and 9 of this Current Report on Form 8-K, including the information set forth in the Exhibit, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. As such, this information shall not be incorporated by reference into any of the Company's reports or other filings made with the Securities and Exchange Commission.

        Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in the excerpted materials included in Exhibit 99.1 that are not historical facts are forward-looking statements. These statements are based on management's beliefs and assumptions and on information currently available to the Company's management. Forward-looking statements include information concerning the Company's possible or assumed future results of operations, business strategies, fleet plan, financing plans, competitive position, industry environment, potential growth opportunities, future service to be provided and the effects of future regulation and competition.

        Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," "anticipate," "intend," "plan," "estimate," "project" or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause the Company's results to differ materially from those expressed in the forward-looking statements may be found in the section entitled "Risk Factors" in the Preliminary Prospectus Supplement or in Item 1.A. in the Company's Annual Report on Form 10-K filed with the SEC on February 28, 2014. These risk factors include, without limitation, volatility of fuel costs, labor issues, the effect of economic conditions on leisure travel, debt covenants, terrorist attacks, risks inherent to airlines, the Company's introduction of an additional aircraft type, demand for air services to the Company's leisure destinations from the markets served by the Company, the Company's dependence on its leisure destination markets, the competitive environment, an accident involving or problems with the Company's aircraft, the Company's reliance on its automated systems, the Company's reliance on third parties who provide facilities or services to it, the possible loss of key personnel, economic and other conditions in markets in which the Company operates, aging aircraft and other governmental regulation, increases in maintenance costs and cyclical and seasonal fluctuations in the Company's operating results.

        Any forward-looking statements are based on information available to the Company today and the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

 Section 9    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Not applicable.

  (d)
  Exhibits

Exhibit No.	Description of Document
99.1	Excerpts from Preliminary Prospectus Supplement.

        The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. As such, this information shall not be incorporated by reference into any of the Company's reports or other filings made under the Securities Act or the Exchange Act except as expressly set forth by specific reference in such a filing.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2014	ALLEGIANT TRAVEL COMPANY
	By:	/s/ SCOTT SHELDON Name: Scott Sheldon Title: Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Excerpts from Preliminary Prospectus Supplement.

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  Section 7 Regulation FD
  Item 7.01 Regulation FD.
  Section 9 Financial Statements and Exhibits
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX